SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): SEPTEMBER 25, 2002

                       FNB FINANCIAL SERVICES CORPORATION
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    NORTH CAROLINA                   0-13086                  56-1382275
    --------------                   -------                  ----------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)            Identification No.)



                              202 SOUTH MAIN STREET
                        REIDSVILLE, NORTH CAROLINA 27320
            ---------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (336) 342-3346



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

          On  September  25,  2002  FNB  Financial  Services   Corporation  (the
     "Registrant") announced that it plans to purchase the Harrisonburg, Virginia branch of Guaranty Bank, a subsidiary of Guaranty Financial Corporation. The transaction is subject to completion of a definitive agreement and regulatory approval. FNB Southeast will retain the employees of the branch, located at 1925 Reservoir Street. A copy of the press release announcing the Registrant's plans is attached hereto as Exhibit 99 and incorporated herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FNB Financial Services Corporation
                                              (Registrant)


Date: September 27, 2002                      /s/ Michael. W. Shelton
                                              ----------------------------------
                                              Michael W. Shelton,
                                              Vice President, Secretary
                                              and Treasurer

       EXHIBIT INDEX


 Exhibit No.     Description
 -----------     -----------

   99            Press Release of the Registrant distributed September 25, 2002.